EXHIBIT 10(b)

                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT, dated November 9, 1998, by and among WESTERN UNION LEASING LTD., an Irish corporation, having an address at 10 Greycoat Place, 1 Premier House, London SW1 England ("Western"), FAB CAPITAL CORP., an Iowa corporation, having an address at 1461 First Avenue, Suite 293, New York, NY 10021 ("FAB"), MBO MUSIC VERLAG GmbH, a German company organized under the laws of the Federal Republic of Germany, having an address at Gerauer Street 58, Moerfelden-Waldorf, Germany 64546 ("MBO"), KINGS ROAD ENTERTAINMENT, INC., a Delaware corporation, having an address at 1901 Avenue of the Stars, Los Angeles, CA 90067 ("Buyer"), and IMMEDIATE ENTERTAINMENT GROUP, INC., a Nevada corporation, having an address at Paul- Erlich-Str. 16-20/AZ D-63322 Rodermak, Germany (the "Company").

                  WHEREAS, Buyer wishes to purchase from each of Western, FAB and MBO (each, a "Seller," and collectively, "Sellers"), and each Seller wishes to sell to Buyer, the number of shares of common stock of the Company, par value $.001 per share ("Common Stock"), set forth opposite such Seller's name on Exhibit A, attached hereto and made a part hereof, (collectively, the "Shares");

                  NOW, THEREFORE, the in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

         1.       Purchase of Shares.

                  a. Subject to the terms and conditions set forth herein, and in reliance upon the representations, warranties and agreements of the Company and each Seller contained herein, Buyer agrees to purchase from each Seller, and each Seller, in reliance upon the representations, warranties and agreements of Buyer and the Company contained herein, agrees to sell to Buyer, at a closing (the "Closing") to take place on the date hereof (the "Closing Date"), the number of Shares owned by such Seller (such "Seller's Shares") for the Purchase Price, as defined below.

                  b. Purchase Price. Simultaneously with the execution and delivery hereof, as consideration for the Shares, Buyer shall pay to Sellers, an aggregate of Two Million Five Hundred Ten Thousand Eight Hundred and Two and 67/100 Dollars ($2,510,802.67), to be paid to each Seller as set forth the under the heading "Seller's Cash Price" on Exhibit A hereto, and an aggregate of 1,477,567 shares of common stock of Buyer, par value $.01 per share (collectively, "Buyer's Shares"), to be issued to each Seller as set forth under the heading "No. of Buyer's Shares" on Exhibit A hereto. For this purpose, the Buyer and the Sellers have valued the Buyer's Shares at an aggregate of Three Million Four Hundred Seventy-Two Thousand Two Hundred Eighty-Four and 90/100 Dollars ($3,472,284.90). At the Closing, the cash portion of the Purchase Price shall be paid by Buyer to each Seller in the amount set forth under the heading "Seller's Cash Price" opposite each Seller's name (such "Seller's Cash Price") on Exhibit A hereto. At the Closing, each Seller shall transfer to Buyer the number of Seller's Shares set forth opposite such Seller's name under the heading "No. of Seller's Shares" on Exhibit A hereto.

                  c. Deliveries at Closing. At Closing or as soon as practicable thereafter, Buyer shall pay to each Seller such Seller's Cash Price by delivery to such Seller, at such Seller's option, either a certified or bank check or by wire transfer to an account designated by such Seller in the amount of such Seller's Cash Price. At Closing or as soon as practicable thereafter, Buyer shall issue such number of Buyer's shares to each Seller as set forth under the heading "No. of Seller's Shares" set forth opposite each Seller's name on Exhibit A hereto by delivering to each Seller the stock certificate(s) representing number of Buyer's Shares to be issued to such Seller hereunder. At Closing, each Seller shall deliver to Buyer the stock certificate(s) representing such Seller's Shares, with stock power(s) duly endorsed in blank, for transfer with all necessary stock transfer stamps affixed.


         2. Board Approvals. At or prior to the Closing, the Board of Directors of the Company shall approve the sale of the Shares by Sellers to Buyer pursuant to the terms of this Agreement, and at or promptly after the Closing, the Company shall deliver to Buyer resolutions of the Company's Board of Directors evidencing such authorization, which resolutions shall be certified to be true and correct by the Secretary of the Company. At or prior to the Closing, the Board of Directors of Buyer shall approve the issuance of Buyer's Shares to Sellers pursuant to the terms of this Agreement, and at or promptly after the Closing, Buyer shall deliver to the Company resolutions of Buyer's Board of Directors evidencing such authorization, which resolutions shall be certified to be true and correct by the Secretary of Buyer.


         3.       Representations and Warranties

                  a. Representations and Warranties of Each Seller. Each Seller hereby represents and warrants to Buyer that:

                           (i) Title to Shares. Immediately prior to the transfer of such Sellers Shares pursuant hereto, such Seller will have good and valid title to such Seller's Shares, free and clear of all liens, claims and encumbrances of any nature, and upon delivery of certificates representing such Seller's Shares and payment therefor pursuant to the terms of this Agreement, good and valid title to such Sellers' Shares will be transferred to Buyer free and clear of all liens, claims and encumbrances.

                           (ii) Due  Authorization.  Each Seller has full right,
                  power and authority to sell such Seller's Shares on the terms set forth herein, to execute and deliver this Agreement and to enter into the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by such Seller and constitutes the legal, valid, and binding obligation of such Seller, enforceable against such Seller in accordance with the termshereof (subject only to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate or permit of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required to be obtained by such Seller for its execution and delivery hereof or the performance by such Seller of such Seller's obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement and no or understanding to which such Seller is a party or to which any of such Seller's properties or assets is or may be subject, is required for the execution, delivery or performance by such Seller of this Agreement or the consummation of the transactions contemplated hereby which has not been or will not be obtained prior to the Closing, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by such Seller will not violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding to which such Seller is a party or by which it may be bound (except for any such violation, breach or conflict which has been duly waived thereunder) or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on such Seller or to which Seller or any of such Sellers' properties or assets is or may be subject.

                           (iii) Restricted Securities;  Investment Intent. Each
                  Seller hereby acknowledges that Buyer's Shares are "restricted securities" under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and is purchasing the such Buyer's Shares for investment purposes only and not with a view to the distribution thereof.

                           (iv) Such  Seller  has  access  to copies of  Buyer's
                  public filings with the SEC, has had an opportunity to review the same, has been afforded an opportunity to speak with executive officers of Buyer and to review its files, and such Seller has otherwise conducted and is relying solely upon its own due diligence with respect to Buyer's Shares and Buyer.


                  b. Representations and Warranties of Buyer. Buyer represents and warrants to each Seller and the Company, as follows:

                           (i) Title to Shares. Upon delivery of stock certificate(s) representing Buyer's Shares pursuant to the terms of this Agreement, such Buyer's Shares will be duly authorized, validly issued, fully paid and non-assessable.

                           (ii) Due  Authorization.  Buyer has full right, power
                  and authority to issue Buyer's Shares on the terms set forth herein, to execute and deliver this Agreement, to enter into the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes the legal, valid, and binding obligation of Buyer enforceable against Buyer in accordance with the terms hereof (subject only to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate or permit of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required to be obtained by Buyer for its execution and delivery of this Agreement or the performance by Buyer of its obligations hereunder. No consent of any party to any contract, agreement, instrument, lease, license, arrangement and no or understanding to which Buyer is a party or to which its properties or assets is or may be subject is required for the execution, delivery or performance by Buyer of this Agreement or the consummation of the transactions contemplated hereby which has not been or will not be obtained prior to the Closing, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer, will not violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding to which such Seller is a party or by which it may be bound (except for any such violation, breach or conflict which has been duly waived thereunder) or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on Buyer or to which its or any of its properties or assets is or may be subject.

                           (iii) Buyer is relying on its own due diligence  with
                  respect to the Company and Buyer's purchase of the Sellers' Shares.


                  c. Representations and Warranties of the Company. The Company represents and warrants to Buyer, as follows:

                           (i) Due  Authorization.  The  Company has full right,
                  power and authority to execute and deliver this Agreement, to perform all of its obligations hereunder and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of its obligations hereunder and its consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms (subject only to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate or permit of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required to be obtained  or  delivered  by the Company for the execution or delivery of this Agreement, or performance by the Company of its obligations hereunder or consummation by the Company of the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party or to which the Company or any of its properties or assets is or may be subject, is required for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby which has not been or will not be obtained prior to the Closing, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company will not violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding (except for any such violation, breach or conflict which has been properly waived thereunder) or violate or result in breach of any term of the certificate of incorporation or by-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets is or may be subject.

                           (ii) As soon as practicable, after the purchase of the Sellers' Shares by the Buyer, the Company will record said transaction on its books and records.

         4.       Conditions to Closing.

                  a. Conditions to Obligations of Buyer. The obligations of Buyer to purchase the Shares and pay the Purchase Price to Sellers on the date hereof are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

                           (i) Representations, Warranties and Covenants. The representations and warranties of each Seller and the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date, and each of the Company and each Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Company and each Seller, respectively, on or prior to the Closing Date.

                           (ii) No Proceeding or Litigation.  No action, suit or
                  proceeding shall have been commenced in a court of competent jurisdiction or by or before any governmental authority against any of the Company, any other Seller or Buyer seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Buyer, is likely to prevent Buyer from consummating, or make it unlawful for Buyer to consummate, such transactions.

                  b. Conditions to Obligations of Each Seller. The obligation of each Seller to sell such Seller's Shares to Buyer on the Closing Date is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

                           (i) Representations, Warranties and Covenants. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at the Closing Date hereof and Buyer and the Company shall each have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                           (ii) No Proceeding or Litigation.  No action, suit or
                  proceeding shall have been commenced in a court of competent jurisdiction or by or before any governmental authority against the Company, any other Seller or Buyer seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonably, good faith determination of such Seller is likely to prevent such Seller from consummating or make it unlawful for such Seller to consummate such transactions.

                  c. Conditions to Obligations of the Company. The obligations of the Company to record or cause to be recorded the transfer of the Shares on its books and records and perform its other obligations hereunder on the Closing Date are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

                           (i) Representations, Warranties and Covenants. The representations and warranties of Buyer and the Seller each contained in this Agreement shall be true and correct in all material respects on the Closing Date and Buyer and each Seller shall each have performed or complied in all material respects with all agreements and covenants required to be performed by this Agreement or complied with by it on or prior to the Closing Date.

                           (ii) No Proceeding or Litigation.  No action, suit or
                  proceeding shall have been commenced in a court of competent jurisdiction or by or before any governmental authority against the Company, any Seller or Buyer seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonably, good faith determination of the Company is likely to prevent the Company from consummating or make it unlawful for the Company to consummate such transactions.

         5.       Survival; Indemnification

                  a. Survival. The representations and warranties of the parties contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive until the third anniversary of the Closing Date. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the inaccuracy thereof giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

                  b. Indemnification of Buyer. Each Seller, at its sole expense, hereby agrees to indemnify Buyer and its affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Loss") incurred or suffered by Buyer or any of its affiliates arising out of any misrepresentation or breach of any warranty, covenant or agreement made or to be performed by such Seller pursuant to this Agreement.

                  The Company, at its sole expense, hereby agrees to indemnify Buyer and its affiliates against and agrees to hold each of them harmless from any and all Loss incurred or suffered by Buyer or any of its affiliates arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Company pursuant to this Agreement.

                  c. Indemnification of Sellers. Buyer, at its sole expense, hereby agrees to indemnify each Seller and such Seller's affiliates against and agrees to hold each of them harmless from any and all Loss incurred or suffered by any of them, respectively, arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement.

                  The Company, at its sole expense, hereby agrees to indemnify each Seller and such Seller's affiliates against and agrees to hold each of them harmless from any and all Loss incurred or suffered by any of them, respectively, arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Company pursuant to this Agreement.

                  d. Indemnification of the Company. Buyer, at its sole expense, hereby agrees to indemnify the Company and its affiliates and agrees to hold each of them harmless from any and all Loss incurred or suffered by them arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement.

                  Each Seller, at its sole expense, hereby agrees to indemnify the Company and its affiliates and agrees to hold each of them harmless from any and all Loss incurred or suffered by them arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by such Seller pursuant to this Agreement.

                  e. Procedures; Exclusivity of Remedies. The party seeking indemnification hereunder (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under this Section 5. The Indemnifying Party shall have the right to, and at the request of the Indemnified Party shall, participate in and control the defense of any such suit, action or proceeding at its own expense; provided, however, that the failure by the Indemnified Party to give prompt notice shall not release the Indemnifying Party of its indemnification obligations hereunder, except to the extent such failure actually prejudices the Indemnifying Party. If the Indemnifying Party does not so assume control of the defense, the Indemnified Party shall have the right to defend, contest, settle or compromise such claim or defend in the exercise of its exclusive discretion and the Indemnifying Party shall, upon request from any Indemnified Party, promptly pay to such Indemnified Party the amount of any Loss as incurred. If the Indemnifying Party does assume control of the defense, the Indemnifying Party shall have the right to undertake, conduct and control, through counsel of its own choosing and at its sole expense, the conduct and settlement of such claim or demand, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith.

         6.       Miscellaneous

                  a. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given to a party on the date delivered personally to such party, on the third day following the sending thereof by registered or certified mail (postage prepaid, return receipt requested), on the next business day following the sending thereof by overnight courier, or on the day on which it is sent by telecopy with confirmation of delivery and addressed to such party at the address set forth in the prologue of this Agreement.

                  b. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto that are affected by such amendment or modification.

                  c. Governing Law. This Agreement has been prepared, negotiated and delivered in the State of New York, and shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the principles thereof relating to the conflict of laws.

                  d. Submission to Jurisdiction. Each party hereby (i) consents to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the State of New York located in New York County in connection with any dispute arising under this Agreement and
(ii) waives objection to venue.

                  e. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by the parties hereto or their representatives.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


SELLERS:                         WESTERN UNION LEASING LTD.


                                 By:    /s/
                                        -------------------------------
                                 Name:       Phillip Cook
                                 Title:


                                 FAB CAPITAL CORP.


                                 By:    /s/
                                       -------------------------------
                                 Name:       Phillip Cook
                                 Title:

                                 MBO MUSIC VERLAG GmbH


                                 By:    /s/
                                       -------------------------------
                                 Name:       Michael Berresheim
                                 Title:      Managing Director


BUYER:                           KINGS ROAD ENTERTAINMENT, INC.


                                 By:    /s/
                                       -------------------------------
                                 Name:       James Leaderer
                                 Title:


THE COMPANY:                     IMMEDIATE ENTERTAINMENT GROUP, INC.


                                 By:    /s/
                                       -------------------------------
                                 Name:       Michael Berresheim
                                 Title:      Chairman

                                    EXHIBIT A

                           SELLERS AND SELLERS' SHARES




                      Percentage of        Seller's Cash       No. of Seller's      No. of Buyer's
 Name of Seller       Seller's Shares        Price                Shares              Shares
----------------------------------------------------------------------------------------------------

Western                    16.7%            $419,650.00                400,000        246,957

FAB                        44.2%          $1,109,853.60              1,057,885        653,131

MBO                        39.1%            $981,299.07                935,350        577,479


----------------------------------------------------------------------------------------------------
       TOTALS:             100%            $2,510,802.67              2,393,235       1,477,567
====================================================================================================